EXHIBIT 10.2


                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "AGREEMENT") is dated as of April 19, 2005, by and among MacroChem Corporation, a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each a "PURCHASER" and collectively the "PURCHASERS"); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase units from the Company representing in the aggregate, up to $315,000 of Common Stock and Warrants to purchase additional shares of Common Stock equal to 50% of the number of shares of Common Stock purchased hereunder (the "OFFERING"); PROVIDED, that following the Offering the number of shares of Common Stock, including the number of shares of Common Stock issuable upon exercise of the Warrants and any other Common Stock Equivalents, held directly or indirectly by any Purchaser shall not exceed 19.9% of the total number of shares of Common Stock or voting power outstanding immediately prior to the Offering.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

          "ACTION" shall have the meaning ascribed to such term in Section
     3.1(j).

          "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule
     144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the Commonwealth of Massachusetts are authorized or required by law or other governmental action to close.

          "CLOSING" means the closing of the purchase and sale of the Shares and the Warrants pursuant to Section 2.1.

          "CLOSING DATE" means the second Business Day after the date hereof, or such later date as the parties mutually agree.

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          "CLOSING PRICE" means on any particular date (a) the last reported closing price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time) as the last reported closing price for regular session trading on such day), or (b) if there is no such price on such date, then the closing price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time) as the closing price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the Pink Sheets LLC (formerly the National Quotation Bureau Incorporated) (or a similar organization or agency succeeding to its functions of reporting prices), the most recent price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares.

          "COMMISSION" means the Securities and Exchange Commission.

          "COMMON STOCK" means the common stock of the Company, $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

          "COMMON STOCK EQUIVALENTS" means any securities of the Company or its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "COMPANY COUNSEL" means Ropes & Gray LLP.

          "DISCLOSURE SCHEDULES" means the Disclosure Schedules attached as ANNEX I hereto.

          "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "INTELLECTUAL PROPERTY RIGHTS" shall have the meaning ascribed to such term in Section 3.1(o).

          "LIENS" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

          "MATERIAL ADVERSE EFFECT" shall have the meaning ascribed to such term in Section 3.1(b).

          "MATERIAL PERMITS" shall have the meaning ascribed to such term in
     Section 3.1(m).

          "PER UNIT PURCHASE PRICE" equals $0.4305.

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          "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares and the resale by the purchasers under the Third Party Purchase Agreement of the securities issued or issuable thereunder.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, to be dated as of the Closing Date, among the Company, each Purchaser, and each purchaser under the Third Party Purchase Agreement, in the form of EXHIBIT C hereto.

          "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SEC REPORTS" shall have the meaning ascribed to such term in Section 3.1(h).

          "SECURITIES" means the Shares, the Warrants and the Warrant Shares.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means an aggregate of up to 732,000 shares of Common Stock, or such other amount that the Company in its sole discretion shall determine, which are being issued and sold by the Company to the Purchasers at the Closing.

          "SUBSCRIPTION AMOUNT" means, as to each Purchaser and the Closing, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

          "SUBSIDIARY" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

          "THIRD PARTY PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the purchasers listed on the signature pages thereto, pursuant to which the Company shall issue and sell Units, and the purchasers thereunder shall purchase, Units for an aggregate purchase price of up to $1,000,000.

          "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the


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     Common Stock is not listed or quoted as set forth in (i), (ii) and (iii)
     hereof, then Trading Day shall mean a Business Day.

          "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

          "TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights Agreement and the Warrant.

          "UNIT" means a Share and a Warrant to purchase one-half of a share of Common Stock.

          "WARRANTS" means Common Stock Purchase Warrants, in the form of EXHIBIT A, issuable to the Purchasers at Closing, which warrants shall be exercisable immediately and have an exercise price equal to $0.52 per share and a term of exercise of five years.

          "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
                                PURCHASE AND SALE

     2.1 CLOSING. At the Closing, each Purchaser shall purchase, severally and not jointly, and the Company shall issue and sell to each Purchaser, such number of Units set forth opposite such Purchaser's name on SCHEDULE A hereto at the Per Unit Purchase Price. Upon satisfaction of the conditions set forth in
Section 2.2, the Closing shall occur at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, or such other location as the parties shall mutually agree.

     2.2 CLOSING CONDITIONS. (a) At the Closing the Company shall deliver or cause to be delivered to the placement agent's counsel (except as otherwise provided below):

               (i) this Agreement duly executed by the Company;

               (ii) one or more stock certificates, registered in the name of each Purchaser free and clear of all restrictive and other legends (except as expressly provided in SECTION 4.1(B) hereof), evidencing such number of Shares equal to the number of Units set forth opposite such Purchaser's name on SCHEDULE A hereto, registered in the name of such Purchaser;

               (iii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 50% of the number of Units set forth opposite such Purchaser's name on SCHEDULE A hereto;

               (iv) the Registration Rights Agreement duly executed by the Company;


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               (v) a legal opinion of Company Counsel, in the form of EXHIBIT B attached hereto.

          (b) At the Closing each Purchaser shall deliver or cause to be delivered to the Company the following:

               (i) this Agreement duly executed by such Purchaser;

               (ii) such Purchaser's Subscription Amount by wire transfer to the account of the Company;

               (iii) the Registration Rights Agreement duly executed by such Purchaser; and

               (iv) the Stock Certificate and Registration Statement Questionnaires in the form attached hereto as APPENDIX I duly executed by such Purchaser.

          (c) Each Purchaser's obligation to purchase obligation to purchase the Units set forth opposite such Purchaser's name on SCHEDULE A hereto is subject to the satisfaction, or waiver by such Purchaser, prior to the Closing of the following condition:

               (i) All representations and warranties of the Company contained herein (i) that are not qualified by reference to materiality shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and (ii) that are qualified by reference to materiality shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, in each case, other than representations and warranties that expressly speak only as of a specific date or time, which shall continue to be true and correct as of such specified date or time.

          (d) The Company's obligation to issue and sell the Units to the Purchasers pursuant to this Agreement is subject to the satisfaction, or waiver by the Company, of the following condition:

               (i) All representations and warranties of each Purchaser contained herein (i) that are not qualified by reference to materiality shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and (ii) that are qualified by reference to materiality shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, in each case, other than representations and warranties that expressly speak only as of a specific date or time, which shall continue to be true and correct as of such specified date or time.


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                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each
Purchaser:

          (a) SUBSIDIARIES. The Company has no direct or indirect Subsidiaries.

          (b) ORGANIZATION AND QUALIFICATION. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, or condition (financial or otherwise) of the Company, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

          (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws or public policy relating thereto.

          (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default)


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     under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or
     (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

          (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, (c) such other filings as may be required following the Closing Date under the Securities Act, the Exchange Act and corporate law or (d) where the failure to obtain such consent, waiver, authorization or order, or to give such notice or to make such filing or registration could not reasonably be expected to have or result in a Material Adverse Effect.

          (f) ISSUANCE OF THE SECURITIES. The Shares and the Warrant Shares are duly authorized and, when issued and paid for in accordance with the terms hereof and of the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, security interests, encumbrances, rights of first refusal or other restrictions (collectively, "LIENS") and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

          (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock and the capitalization of the Company as of December 31, 2004 is as set forth in SCHEDULE 3.1(G). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in SCHEDULE 3.1(G) or the SEC Reports, or as contemplated by this Agreement, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on SCHEDULE 3.1(G), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the


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     issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in SCHEDULE 3.1(G), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

          (h) SEC REPORTS; FINANCIAL STATEMENTS. Except as disclosed on SCHEDULE 3.1(H), the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto (together with any materials filed by the Company under the Exchange Act, whether or not required), being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports.

          (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or on SCHEDULE 3.1(I), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made


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     with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or consultant, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

          (j) LITIGATION. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company.

          (k) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

          (l) COMPLIANCE. Except as disclosed in the SEC Reports, the Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body, or
     (iii) in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i),
     (ii) or (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

          (m) REGULATORY PERMITS. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.


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          (n) TITLE TO ASSETS. Except as disclosed on SCHEDULE 3.1(N), the
     Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in material compliance.

          (o) PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with its business as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Since December 31, 2004, the Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (p) INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged.

          (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (r) CERTAIN FEES. Except for the fees described on SCHEDULE 3.1(R), all of which are payable to registered broker-dealers, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (s) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the

     Securities by the Company to the Purchasers as contemplated hereby. Except for the filing of a notice of listing of additional shares with the Trading Market, the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market. Neither the Company nor, to the knowledge of the Company, any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising.

          (t) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (u) REGISTRATION RIGHTS. Except as disclosed on SCHEDULE 3.1(U), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (v) LISTING AND MAINTENANCE REQUIREMENTS. Except as disclosed in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

          (w) DISCLOSURE. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (x) NO INTEGRATED OFFERING. Except as listed on SCHEDULE 3.1(X), neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

          (y) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF COMPANY SECURITIES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any other Purchaser (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Document and the transactions contemplated hereby and thereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

     3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a) ORGANIZATION; AUTHORITY. Such Purchaser has all requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement, including the purchase of the Securities, has been duly authorized by all necessary corporate or other action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws or public policy relating thereto.

          (b) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and as of the Closing Date and at each exercise date under its respective Warrant it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Except as disclosed on SCHEDULE 3.2(C), such Purchaser is not a registered broker or dealer, as defined under the Exchange Act, or an affiliate of such a broker or dealer.

          (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and currently is able to afford a complete loss of such investment.

          (e) MAXIMUM OWNERSHIP. Immediately following the purchase of Units pursuant to this Agreement, such Purchaser will not beneficially own, directly or indirectly, shares of Common Stock, including shares of Common Stock issuable upon exercise or conversion of the Warrants and any other Common Stock Equivalents, in an amount in excess of 19.9% of the total number of shares of Common Stock or voting power outstanding immediately prior to the issuance of the Securities in this offering.

          (f) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and the risks of investing in the Securities; (ii) access to information about the Company and the Company's financial conditions, results of operation, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding such Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (h) RELIANCE. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration requirements of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and warranties and such Purchaser hereby consents to such reliance.

     The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

     4.1  TRANSFER RESTRICTIONS.

          (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. The Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion (unless otherwise required by its transfer agent), any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee agrees to be bound by all of the applicable provisions of the Transaction Documents, including the representations of the Purchaser, and certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          (c) Certificates evidencing Shares and Warrant Shares otherwise transferable under Section 4.1(a) except as set forth in the last sentence of Section 4.1(a), shall not be transferable on the books of the Company by a Purchaser unless the certificate evidencing those Securities, when submitted to the transfer agent, is accompanied by a separate Certificate of Subsequent Sale executed by an officer of, or other person duly authorized by, the Purchaser in the form of APPENDIX II attached hereto. Promptly upon receipt of such Certificate of Subsequent Sale, certificates evidencing Shares and Warrant Shares bearing a restrictive legend (including the legend set forth in Section 4.1(b)) may be exchanged by the transfer agent for share certificates not bearing such legend. If requested by the transfer agent after the date on which the registration statement has been declared effective, the Company shall promptly issue, or cause its counsel to issue, a legal opinion to the transfer agent to the effect that the Registration Statement has become effective and that accordingly un-legended certificates can be issued. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends.

          (d) Each Purchaser severally and not jointly agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

     4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.3 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate thereof shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

     4.4 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall by 9:00 a.m., New York City Time, on the Trading Day following the Closing Date, issue a press release reasonably acceptable to the placement agent's counsel disclosing all material terms of the transactions contemplated by the Transaction Documents. The Company and the placement agent's counsel shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and no Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not be unreasonably withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

     4.5 SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company that any Purchaser is, solely as a result of purchasing Securities pursuant to this Agreement, an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

     4.6 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any director or officer of the Company will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.7 USE OF PROCEEDS. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

     4.8 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Warrant Shares pursuant to the Warrants.

     4.9 LISTING OF COMMON STOCK. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the Effective Date) to list the applicable Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and Warrant Shares, and will take such other action as is necessary or desirable in the reasonable opinion of the Purchasers to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of such Trading Market.

                                   ARTICLE V.
                                  MISCELLANEOUS

     5.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except that the Company shall pay JMP Securities LLC, the placement agent for this transaction, the fees set forth on Schedule 3.1(r). The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

     5.2 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York

City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding a majority of the Shares then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. No Purchaser may assign any or all of its rights under this Agreement to any Person except in connection with a transfer of Securities permitted under Section 4.1(a), and then only if such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

     5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     5.8 GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery and/or exercise of the Securities, as applicable, for a period of three years.

     5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     5.13 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     5.14 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.15 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MACROCHEM CORPORATION                                ADDRESS FOR NOTICE:
                                                     -------------------
                                                     110 Hartwell Avenue
By:   /S/ ROBERT J. DELUCCIA                         Lexington, MA 02421
      ----------------------                         Tel: (781) 862-4003
      Name: Robert J. DeLuccia                       Fax: (781) 862-4438
      Title: President and C.E.O.                    Attn: Glenn E. Deegan, Esq.


With copy to (which shall not constitute notice):
Ropes & Gray LLP
One International Place
Boston, MA 02110
Attn: Dwight W. Quayle, Esq.
Tel: 617-951-7000
Fax: 617-951-7050

                           [SIGNATURE PAGE CONTINUES]

                          [PURCHASER'S SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


LANSING BROWN INVESTMENTS, LLC                       ADDRESS FOR NOTICE:
                                                     ------------------



By:   /S/ JOHN L. ZABRISKIE                          Tel:
      ---------------------                          Fax:
      Name:  John L. Zabriskie                       E-mail:
      Title: President                               Attn:


Subscription Amount: $200,000.00

Tax I.D. #:
            --------------------------------

                          [PURCHASER'S SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


ROBERT J. DELUCCIA                                   ADDRESS FOR NOTICE:
                                                     ------------------



By:   /S/ ROBERT J. DELUCCIA                         Tel:
      ----------------------                         Fax:
      Name: Robert J. DeLuccia                       E-mail:
                                                     Attn:


Subscription Amount: $60,000.00

Tax I.D. #:
            --------------------------------

                          [PURCHASER'S SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


ECKVEST EQUITY INC.                                  ADDRESS FOR NOTICE:
                                                     -------------------



By:   /S/ PAUL S. ECHENBERG                          Tel:
      ---------------------                          Fax:
      Name:  Paul S. Echenberg                       E-mail:
      Title: President                               Attn:


Subscription Amount: $25,000

Tax I.D. #:
            --------------------------------

                          [PURCHASER'S SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


THOMAS C.K. CHAN                                     ADDRESS FOR NOTICE:
                                                     ------------------



By:   /S/ THOMAS C.K. CHAN                           Tel:
      --------------------                           Fax:
      Name: Thomas C.K. Chan                         E-mail:
                                                     Attn:


Subscription Amount: $20,000

Tax I.D. #:
            --------------------------------

                          [PURCHASER'S SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


BERNARD R. PATRIACCA                                 ADDRESS FOR NOTICE:
                                                     ------------------



By:   /S/ BERNARD R. PATRIACCA                       Tel:
      ------------------------                       Fax:
      Bernard R. Patriacca                           E-mail:
                                                     Attn:


Subscription Amount: $10,000

Tax I.D. #:
            --------------------------------

                                   SCHEDULE A
                                   ----------



         NAME OF PURCHASER        NUMBER OF UNITS   AGGREGATE NUMBER OF WARRANTS
                                                    INCLUDED IN UNITS PURCHASED
--------------------------------  ---------------  -----------------------------
Lansing Brown Investments, LLC        464,576                232,288
--------------------------------  ---------------  -----------------------------
Robert J. DeLuccia                    139,372                 69,686
--------------------------------  ---------------  -----------------------------
Eckvest Equity Inc.                    58,072                 29,036
--------------------------------  ---------------  -----------------------------
Thomas C.K. Chan                       46,457                 23,228
--------------------------------  ---------------  -----------------------------
Bernard R. Patriacca                   23,228                 11,614
--------------------------------  ---------------  -----------------------------
